Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with Amendment No. 1 to the Annual Report of Jameson Inns, Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2003, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS W. KITCHIN
Thomas W. Kitchin, Chief Executive Officer December 20, 2005

/s/ CRAIG R. KITCHIN
Craig R. Kitchin, President and Chief Financial Officer December 20, 2005